Exhibit 99.26


                                                                  EXECUTION COPY
                                                                  --------------


                 TRADE NAME LICENSE AGREEMENT AND ACKNOWLEDGMENT

               This TRADE NAME LICENSE AGREEMENT AND ACKNOWLEDGMENT (this "Agreement") is made as of November 17, 2003, by and between The Related Companies, L.P., a New York limited partnership ("Licensor"), and CharterMac Capital Company, LLC, a Delaware limited liability company ("Licensee").

                             W I T N E S S E T H :
                             ---------------------

               WHEREAS, Licensor, Licensee and certain other parties have entered into a Contribution Agreement dated as of December 17, 2002 (the "Contribution Agreement");

               WHEREAS, pursuant to the Contribution Agreement, upon the Closing of the transactions described in the Contribution Agreement, Licensee and certain Affiliates of Licensee shall own, among other things, all the general partnership interests in Related Capital Company, a New York general partnership ("RCC");

               WHEREAS, subject to the terms and conditions of this Agreement, Licensor desires to license to Licensee, and Licensee desires to obtain a license to use, the Trade Names (as hereinafter defined) during the applicable time periods set forth herein;

               WHEREAS, Licensor and Licensee desire to confirm that the Excluded Trade Names (as hereinafter defined) do not belong to Licensor; and

               WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Contribution Agreement that Licensor and Licensee enter into this Agreement.

               NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement.

        2.     License.

               (a) Grant of License. Subject to the terms and conditions set forth herein, Licensor hereby grants to Licensee the exclusive, worldwide, royalty-free right and license (with right to sublicense as provided herein) to use the Trade Names. As used herein, the "Trade Names" shall mean (i) the trade name "Related Capital" and the commercial trademarks and service marks relating to such trade name as identified on Schedule A, together with all United States and foreign trademark registrations and trademark registration applications filed or obtained by Licensor with respect thereto, if any (collectively, the "RCC Trade Names"), and (ii) the names identified on Schedule B, including the internet domain names identified thereon, and any name substantially similar to those identified on Schedule B, used to identify a substantially



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similar or subsequent series (e.g., Related Corporate Partners __, L.P.) of the
Syndication Transaction for which the Syndication Entity using the name on the date hereof was formed (collectively, the "Other Related Names"); provided that if the entity using a name (or names) identified on Schedule B is not acquired by Licensee under the Contribution Agreement on the Closing Date, then the "Other Related Names" shall not include the name(s) used by such entity unless and until such entity is acquired by Licensee pursuant to the Contribution Agreement. Notwithstanding the foregoing, (i) Licensee shall only use the service mark identified in paragraph II of Schedule A during the period commencing on the Closing Date and thereafter until such time as RCC's inventories of letterhead, business cards, stationery, envelopes or other media existing on the Closing Date which include this service mark are used up, and
(ii) except for use of the Other Related Names as herein permitted, the license granted hereunder does not grant to Licensee the right to use the name "Related" other than in conjunction with Capital (e.g., "Related Capital").

               (b) Term of License.

                     (i) With respect to the RCC Trade Names, the License granted hereunder shall commence on the Closing Date and shall be perpetual thereafter, provided, however, that the Licensor shall have the right to terminate Licensee's rights with respect to the RCC Trade Names upon not less than six (6) months additional written notice to Licensee if (A) Licensee shall be in material breach of its obligations under this Agreement, (B) such breach shall have had a material adverse effect on Licensor or the value of the RCC Trade Names and (C) Licensee, following receipt of written notice from Licensor reasonably identifying the breach of this Agreement and the material adverse effects of the breach on Licensor or the RCC Trade Names, shall have failed to cure such default within thirty (30) days of receipt of such written notice, or if such breach cannot reasonably be cured within such thirty (30) day period, within such longer period of time during which Licensor shall have diligently commenced and prosecuted a cure to such breach.

                     (ii) With respect to each of the Other Related Names, the License granted hereunder shall commence on the Closing Date and shall continue in full force and effect until the entity using such Other Related Name (including any entity formed after the Closing Date and using an Other Related Name as permitted under Section 2(a)) is dissolved, wound up and terminated.

               (c) Limitations on Scope of License.

                     (i) Licensee (and any sublicensees) shall use (A) the RCC Trade Names only in connection with the conduct of business in the fields of real estate, financial services and any other field of use in which Licensor now or hereafter has rights in the Trade Names, including using the name "Related Capital" in conjunction with or as part of the name of any Syndication Entity or any direct or indirect subsidiary thereof which serves as a partner or member in connection with such Syndication Entity, in accordance with the terms and conditions set forth herein, and (B) each Other Related Name only in connection with engaging in the business of the entity with which such Other Related Name is identified (and in conjunction with or as part of the name of any direct or indirect subsidiary of an existing Syndication Entity which serves as a partner or member in connection with such Syndication Entity, or Licensee, or any Affiliate thereof, to effect hereafter a substantially similar or subsequent series of the Syndication Transaction for which the Syndication Entity using the name on the date hereof was formed), in accordance with the terms and conditions set forth herein.

                     (ii) Licensee acknowledges and agrees that notwithstanding the rights granted to Licensee hereunder, Licensor shall continue to have the right to use (and sublicense) the name "Related", but not the Trade Names, whether alone or in conjunction with or as a part of any other name (but excluding the Trade Names) while engaging in any business, other than the Acquired Businesses and any business restricted by the Future Relations Agreement for such period as Licensor is restricted from engaging in such business under the Future Relations Agreement.

                     (iii) Licensee shall have the right to sublicense the Trade Names to any Affiliate of Licensee (including Charter Municipal Mortgage Acceptance Company), and any sublicensee shall have equivalent rights as Licensee hereunder to the extent so sublicensed by Licensee. Except as set forth in Section 9(f) hereof, Licensee shall not have the right to sublicense the Trade Names to any non-Affiliated third party.

                     (iv) If Licensee does not utilize the RCC Trade Names in the conduct of the business of Licensee or any of its Affiliates for any continuous period of twelve (12) months, then, unless Licensee or its Affiliates shall recommence using the RCC Trade Names in a material manner following receipt of written notice of non-use from Licensor (delivered following the twelve-month period of non-use), the license of the RCC Trade Names hereunder shall become non-exclusive and, notwithstanding any other provision hereof to the contrary, Licensor shall thereafter have the right to use or sublicense the RCC Trade Names.

        3.     Ownership, Registration and Protection of the Trade Names.

               (a) Ownership of the Trade Names. Licensee acknowledges and agrees that Licensor is, and shall at all times during the term of this Agreement remain, the sole and exclusive owner of all right, title and interest in and to the Trade Names, and that Licensee has not acquired any ownership right in the Trade Names, and will not acquire any such ownership right by reason of this Agreement. Licensee further acknowledges and agrees that nothing contained in this Agreement shall be construed to vest in Licensee any right, title or interest in or to the Trade Names, other than the licensed rights in accordance with this Agreement.

               (b) Registration and Expenses. Licensor retains the right to file and prosecute trademark, state registration and related applications with regard to the Trade Names. Licensee shall cooperate with and assist Licensor promptly upon Licensor's reasonable request and at Licensor's expense in connection with such filings, including the execution of documents reasonably required by Licensor. In addition, Licensee shall execute and deliver to Licensor for filing all such documents as may be required to perfect and maintain the License granted hereby, including registered user and separate license documents where required, and upon the expiration of any License granted hereunder, Licensee shall execute and deliver to Licensor such documents as Licensor may reasonably request to terminate all registered user agreements regarding Licensee's use of the Trade Names. Licensor, at Licensee's request and expense, agrees to file and prosecute trademark, state registration and related applications requested by Licensee and utilizing one or more RCC Trade Names in a manner permitted hereunder. If


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Licensee requests Licensor to so file and prosecute any such application with regard to a RCC Trade Name and Licensor fails to do so promptly, then Licensor authorizes Licensee, and designates Licensee as its agent and attorney-in-fact, to file and prosecute any such application and Licensor, at Licensee's expense, shall cooperate with and assist Licensee in connection with any such filings initiated by Licensee, including the execution of documents reasonably requested by Licensee. To the extent legally required in connection with any such registration application or ancillary actions undertaken by Licensee, Licensor agrees to join in any such application or action at Licensee's request and expense.

               (c) Protection of the Trade Names. Licensee shall not (i) challenge the validity or ownership of the Trade Names, or any application for registration thereof in any jurisdiction, (ii) contest the fact that the rights of Licensee under this Agreement are solely those of a licensee, (iii) voluntarily participate in any such contest or challenge brought by a third party or (iv) use the Trade Names except as provided in this Agreement. During the term of this Agreement, Licensee shall not intentionally use the Trade Names in a manner which reasonably would be considered to be disparaging of the business of Licensor. Licensee agrees that the nature and quality of the products and services produced or rendered by Licensee under the Trade Names shall be at least equal in quality to generally accepted industry standards for like products or services within the industries in which the Trade Names are being used.

        4. Infringements by Other Parties. Licensee shall notify Licensor promptly in the event that Licensee becomes aware of any infringement of any Trade Name by any third party. In the event that Licensor elects in its sole discretion to institute legal proceedings to reduce or eliminate an alleged infringement of the Trade Name, Licensor shall do so through counsel of its own selection at its own cost and expense, and Licensee shall cooperate with Licensor's reasonable requests in the investigation and prosecution of such proceedings, at Licensor's expense. Licensor also agrees to notify Licensee promptly in the event Licensor becomes aware of any infringement of any Trade Name by any third party. If Licensor does not elect to challenge an alleged infringement, Licensor hereby authorizes Licensee, and designates Licensee as its agent and attorney-in-fact, in Licensee's sole discretion, to institute legal proceedings relating to the Trade Names, including to reduce or eliminate an alleged infringement of a Trade Name and, if not responded to by Licensor, to respond to any legal proceeding instituted by any third party, including proceedings seeking cancellation or alleging inference. Any such action by Licensee shall be through counsel of Licensee's own selection and at Licensee's cost and expense. Licensor agrees to cooperate with Licensee's reasonable requests in the investigation and conduct of all such proceedings, at Licensee's expense. To the extent legally required in connection with any such proceedings prosecuted by Licensee, Licensor agrees to join in such proceeding as a plaintiff or respondent at Licensee's request and expense. If any amounts are recovered as a result of such proceedings, such recovery shall be applied first to the reimbursement of expenses incurred by the party or parties bringing the action and, to the extent that any amounts remain, to Licensor and Licensee in proportion to the damages suffered by each party.

        5. Term and Termination. The term of this Agreement will commence on the Closing Date under the Contribution Agreement and shall continue in effect in perpetuity, except that if all license rights granted hereunder with respect to the RCC Trade Names or the Other Related Names shall all terminate in accordance with Section 2(b) hereof, then this Agreement shall terminate.



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



        6. Injunctive Relief. Licensee acknowledges that the material breach of its obligations hereunder may cause irreparable harm to Licensor and the reputation, good will and/or value associated with the Trade Names. Accordingly, Licensor shall be entitled to seek injunctive relief, in addition to any other rights available to it at law or in equity, to enforce such covenants, whether by way of temporary restraining order, preliminary injunction or permanent injunctions.

        7. Licensor's Covenant. During the term of the applicable licenses under this Agreement, Licensor shall not use or grant a license to any third party to use the applicable Trade Names.

        8. Excluded Trade Names. Licensor acknowledges that the trade name "Capital Solutions" and the commercial trademarks and service marks relating to such trade name as identified on Schedule C, together with all United States and foreign trademark registrations and trademark registration applications filed or obtained by Licensor with respect thereto, if any (collectively, the "Excluded Trade Names") are not owned by Licensor and belong to Licensee.

        9.     Miscellaneous Provisions.

               (a) Notices. All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third business day after mailing (on the first business day after mailing in the case of a nationally recognized overnight air courier service) to the parties at the following addresses:

               If to Licensor, to:

                   The Related Companies, L.P.
                   625 Madison Avenue
                   New York, New York 10022
                   Attention: Jeffrey Blau

               with a copy to:

                   Proskauer Rose LLP
                   1585 Broadway
                   New York, New York 10036-8299
                   Attention:  Steven A. Fishman, Esq.

               If to Licensee, to:

                   CharterMac Capital Company, LLC
                   625 Madison Avenue
                   New York, New York 10022



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



               with a copy to:

                   Paul, Hastings, Janofsky & Walker LLP
                   75 East 55th Street
                   New York, New York 10022
                   Attention: Mark Schonberger, Esq.


        Any party may by notice given in accordance with this Section 9(a) to the other parties designate another address or Person for receipt of notices hereunder.

               (b) Amendment and Modification. This Agreement may be modified, amended or supplemented only by an instrument in writing signed by all of the parties thereto and by CharterMac (and approval of any modification, amendment or supplement by CharterMac shall require approval of not less than a majority of the Independent Trustees). "Independent Trustees" has the same meaning as in the Second Amended and Restated Trust Agreement of CharterMac dated as of November 17, 2003.

               (c) Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver (and in the case of Licensee only with the consent of the Independent Trustees), but such a waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this
Section 9(c).

               (d) Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

               (e) Jurisdiction. Any action or proceeding arising under or in connection with this Agreement shall be instituted in the United States District Court for the Southern District of New York or the courts of the State of New York sitting in the County of New York, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceedings and irrevocably waive the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto consent to service of process upon them in the manner set forth in Section 9(a).

               (f) Assignment. No party may assign any of its rights or delegate any of its duties under this Agreement without the prior written Consent of the other parties, except that Licensee shall have the right to sublicense and assign (i) any of its rights and obligations hereunder to any one or more Affiliates, (ii) all or substantially all of its rights and obligations hereunder to a third party in the event of a transfer of all or substantially all of its assets and business whether by means of sale, assignment, consolidation, reorganization, merger or otherwise, and (iii) any rights and obligations hereunder that relate to any part of Licensee's business or operations or any part of the business or operations of any Affiliate of Licensee that is acquired by any third party, whether by means of sale, assignment, consolidation, reorganization, merger or otherwise, to any such third party, provided any such third party assumes all related obligations and liabilities of Licensee hereunder.

               (g) Severability. The invalidity or unenforceability of any provisions of this Agreement in any such jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby and thereby are fulfilled to the extent possible.

               (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (i) Section Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections, Articles, Schedules and Exhibits are to sections and articles of, and schedules and exhibits to, this Agreement, unless otherwise indicated.

               (j) Entire Agreement. This Agreement, together with the Contribution Agreement and the other Collateral Agreements (as defined in the Contribution Agreement), embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement, the Contribution Agreement and the other Collateral Agreements supersede all prior written or oral agreements and understandings between the parties with respect to the transactions.

               (k) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party thereto and their respective representatives, heirs, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit, claim or remedy of any nature whatsoever under or by reason of this Agreement.

               (l) Interpretation.

                     (v) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no


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



presumptions or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

                     (vi) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                     (vii) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

               (m) Further Assurances. Each of the parties shall use reasonable efforts to execute and deliver to any other party such additional documents and take such other action, as any other party may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.


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



               IN WITNESS WHEREOF, this Agreement is hereby executed as of the day and year first above written.

                                 LICENSOR
                                 --------

                                 THE RELATED COMPANIES, L.P.,
                                 a New York limited partnership

                                 By:    RCMP, INC.
                                        its General Partner

                                        By:/s/ Jeff T. Blau
                                           ----------------------------------
                                           Name: Jeff T. Blau
                                           Title: Vice President

                                 LICENSEE
                                 --------

                                 CHARTERMAC CAPITAL COMPANY, LLC,
                                 a Delaware limited liability company

                                 By: CharterMac Corporation, its Managing Member

                                 By:/s/ Alan P. Hirmes
                                    -----------------------------------------
                                    Name: Alan P. Hirmes
                                    Title: Chief Operating Officer


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



                                   SCHEDULE A
                                   ----------


Set forth below are the commercial trademarks and service marks relating to the trade name "Related Capital".

I.      Trademarks

        "Related Capital"

II.     Service Marks

        [insert logo used  prior to and since January 1, 2002].

                                   SCHEDULE B
                                   ----------

American Mortgage Acceptance Company
Assisted Housing Inc.
Assisted Housing Associates, Inc.
Cambridge + Related Housing Properties L.P.
Cambridge Advantaged Properties II L.P.
Cambridge Advantaged Properties Limited Partnership Cambridge/Related Associates LP Cambridge/Related Housing Associates LP Capital Mortgage Plus L.P.
Charter Municipal Mortgage Acceptance Company
CIP Associates, Inc.
Florida High Yield Tax Credit Properties, L.P.
Freedom Assignor, Inc.
Freedom GP Inc.
Freedom SLP LP
Freedom Tax Credit Plus L.P.
Government Assisted Properties Inc.
H/R Special Partnership
Independence Assignor Inc.
Independence SLP III L.P.
Independence SLP IV L.P.
Independence SLP L.P.
Independence Tax Credit Plus L.P.
Independence Tax Credit Plus L.P. II
Independence Tax Credit Plus L.P. III
Independence Tax Credit Plus L.P. IV
Lehigh Tax Credit Partners II, L.L.C.
Lehigh Tax Credit Partners III, L.L.C.
Lehigh Tax Credit Partners, Inc.
Lehigh Tax Credit Partners, L.L.C.
Liberty Associates II L.P.
Liberty Associates III L.P.
Liberty Associates IV LP
Liberty Credit Assignor II, Inc.
Liberty Credit Assignor III Inc.
Liberty Credit Assignor Inc.
Liberty GP II Inc.
Liberty GP III Inc.
Liberty Tax Credit Plus II L.P.
Liberty Tax Credit Plus III L.P.
Liberty Tax Credit Plus L.P.
Madison Acquisition III, L.L.C.
Patriot Tax Credit Properties, L.P.
RCC Asset Managers IX L.L.C.



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RCC Asset Managers L.P.
RCC Asset Managers V L.L.C.
RCC Asset Managers VI L.L.C.
RCC Asset Managers VII L.L.C.
RCC Asset Managers VIII L.L.C.
RCC Asset Managers X L.L.C.
RCC Asset Managers XI L.L.C.
RCC Asset Managers XII L.L.C.
RCC Asset Managers XIV L.L.C.
RCC Asset Managers XIX L.L.C.
RCC Asset Managers XV L.L.C.
RCC Asset Managers XVI L.L.C.
RCC Asset Managers XVII L.L.C.
RCC Asset Managers XVIII L.L.C.
RCC Asset Managers XX L.L.C.
RCC Asset Managers XXI L.L.C.
RCC Asset Managers XXII L.L.C.
RCC Asset Managers XXIII L.L.C.
RCC Asset Managers XXIV L.L.C.
RCC Asset Managers XXV L.L.C.
RCC California Asset Managers III L.L.C.
RCC California Asset Managers IV L.L.C.
RCC California Asset Managers II L.L.C.
RCC Corporate Monitoring Inc.
RCC Credit Facility, L.L.C.
RCC Fresno Asset Managers LLC
RCC Fresno SLP LP
RCC General Corp.
RCC Georgia Investor L.L.C.
RCC Glenport Asset Managers L.L.C.
RCC Guaranteed Asset Managers II L.L.C. - Series A
RCC Guaranteed Asset Managers II L.L.C. - Series A, Number 1 RCC Guaranteed Asset Managers II L.L.C. - Series B
RCC Guaranteed Asset Managers II L.L.C. - Series B, Number 1 RCC Guaranteed Asset Managers II L.L.C. - Series C
RCC Guaranteed Asset Managers II L.L.C. - Series C, Number 1 RCC Guaranteed Asset Managers II L.L.C. - Series C, Number 2 RCC Guaranteed Asset Managers L.L.C. - Series A
RCC Guaranteed Asset Managers L.L.C. - Series B
RCC Guaranteed SLP II, L.P. - Series A
RCC Guaranteed SLP II, L.P. - Series B
RCC Guaranteed SLP II, L.P. - Series C
RCC Guaranteed SLP, L.P. - Series A
RCC Guaranteed SLP, L.P. - Series B
RCC Hawaii Asset Managers II L.L.C.
RCC Hawaii Asset Managers L.L.C.

RCC Historic Asset Managers L.L.C.
RCC Manager L.L.C.
RCC Partners 96, L.L.C.
RCHP General I L.L.C.
RCHP General I L.L.C. - Series 2
RCHP General I L.L.C. - Series 3
RCHP General II LLC
RCHP General III LLC
RCHP General IV LLC
RCHP General IX LLC
RCHP General V LLC
RCHP General VI LLC
RCHP General VII LLC
RCHP General VIII LLC
RCHP SLP I L.P.
RCHP SLP I L.P. - Series 2
RCHP SLP I L.P. - Series 3
RCHP SLP II L.P.
RCHP SLP III L.P.
RCHP SLP IV L.P.
RCHP SLP IX L.P.
RCHP SLP V L.P.
RCHP SLP VI L.P.
RCHP SLP VII L.P.
RCHP SLP VIII L.P.
Related Advantaged Residential Associates Inc.
Related AMI Associates, Inc.
Related and Cambridge Associates Limited Partnership
Related Aurora Associates, Inc.
Related Belfer Associates, L.P.
Related Beta Corporation
Related California Corporate III SLP, L.P.
Related California Corporate IV SLP, L.P.
Related California Corporate Partners I, L.P.
Related California Corporate Partners II, L.P. - Series One Related California Corporate Partners II, L.P. - Series Two Related California Corporate Partners III, L.P.
Related California Corporate Partners IV, L.P.
Related California Corporate SLP II, L.P.
Related Capital Anaheim Partners LLC
Related Capital Company
Related Capital Guaranteed Corporate Partners II, L.P. - Series A Related Capital Guaranteed Corporate Partners II, L.P. - Series B Related Capital Guaranteed Corporate Partners II, L.P. - Series C Related Capital Guaranteed Corporate Partners, L.P. - Series A Related Capital Guaranteed Corporate Partners, L.P. - Series B

Related Capital Guaranteed Partnership II, L.P. - Series A, Number 1 Related Capital Guaranteed Partnership II, L.P. - Series B, Number 1 Related Capital Guaranteed Partnership II, L.P. - Series C, Number 1 Related Capital Guaranteed Partnership II, L.P. - Series C, Number 2 Related Capital Guaranteed Partnership, L.P. - Series A, Number 1 Related Capital Guaranteed Partnership, L.P. - Series B, Number 1 Related Capital Housing Partnership I L.P. - Series 3
Related Capital Housing Partnership I L.P.
Related Capital Housing Partnership I L.P. - Series 2
Related Capital Housing Partnership III, L.P.
Related Capital Housing Partnership IX, L.P.
Related Capital Housing Partnership IV, L.P.
Related Capital Housing Partnership V L.P.
Related Capital Housing Partnership VII L.P.
Related Capital Housing Partnership VIII L.P.
Related Capital North Beach Investors LLC
Related Capital North Beach Partners LLC
Related Capital Oakland Investors LLC
Related Capital Oakland Partners LLC
Related Capital Partners, Inc.
Related Capital/Sovereign Housing Partnership L.P.
Related Capital/Fleet Housing Partnership, L.P. - Series A
Related Capital/Fleet Housing Partnership, L.P. - Series B
Related Charter LP
Related Charter L.L.C.
Related Corporate IX SLP, L.P.
Related Corporate Partners II, L.P.
Related Corporate Partners III, L.P. -- Series One
Related Corporate Partners III, L.P. -- Series Two
Related Corporate Partners IV, L.P.
Related Corporate Partners IX, L.P.
Related Corporate Partners V, L.P.
Related Corporate Partners VI, L.P.
Related Corporate Partners VII, L.P.
Related Corporate Partners VIII, L.P.
Related Corporate Partners X, L.P.
Related Corporate Partners XI, L.P.
Related Corporate Partners XII, L.P.
Related Corporate Partners XIV, L.P.
Related Corporate Partners XIX, L.P.
Related Corporate Partners XV, L.P.
Related Corporate Partners XVI, L.P.
Related Corporate Partners XVII, L.P.
Related Corporate Partners XVIII, L.P.
Related Corporate Partners XX, L.P.
Related Corporate Partners XXI, L.P.

Related Corporate Partners XXII, L.P.
Related Corporate Partners XXIII, L.P.
Related Corporate Partners XXIV, L.P.
Related Corporate Partners XXI, L.P.
Related Corporate Partners, L.P.
Related Corporate SLP, L.P.
Related Corporate V SLP, L.P.
Related Corporate VI SLP, L.P.
Related Corporate VII SLP, L.P.
Related Corporate VIII SLP, L.P.
Related Corporate X SLP, L.P.
Related Corporate XI SLP, L.P.
Related Corporate XII SLP, L.P.
Related Corporate XIV SLP, L.P.
Related Corporate XIX SLP, L.P.
Related Corporate XV SLP, L.P.
Related Corporate XVI SLP, L.P.
Related Corporate XVII SLP, L.P.
Related Corporate XVIII SLP, L.P.
Related Corporate XX SLP, L.P.
Related Corporate XXI SLP, L.P.
Related Corporate XXII SLP, L.P.
Related Corporate XXIII SLP, L.P.
Related Corporate XXIV SLP, L.P.
Related Corporate XXV SLP, L.P.
Related Credit Properties II Inc.
Related Credit Properties II L.P.
Related Credit Properties III Inc.
Related Credit Properties III L.P.
Related Credit Properties L.P.
Related Credit Properties, Inc.
Related Equities Corporation
Related Freedom Associates Inc.
Related Freedom Associates L.P.
Related Glenport Associates, L.P.
Related Hawaii Associates II, L.P.
Related Hawaii Associates, L.P.
Related Hawaii SLP II, L.P.
Related Hawaii SLP, L.P.
Related Historic Series C Asset Managers, L.L.C.
Related Historic Series C SLP, L.P.
Related Historic Series D Asset Managers L.L.C.
Related Historic Series D SLP, L.P.
Related Historic Series E Asset Managers, L.L.C.
Related Historic Series E SLP, L.P.
Related Historic SLP, LLC

Related Historic Tax Credit Partners Series A, L.P.
Related Historic Tax Credit Partners Series C, L.P.
Related Historic Tax Credit Partners Series D, L.P.
Related Historic Tax Credit Partners Series E, L.P.
Related Housing Programs Corporation
Related Independence Associates III Inc.
Related Independence Associates III L.P.
Related Independence Associates Inc.
Related Independence Associates L.P.
Related Independence L.L.C.
Related Insured Tax Credit Partners III, Inc.
Related Insured Tax Credit Partners III, L.P.
Related L.A. Corporate Partners, L.P.
Related S.J. SLP, Inc.
Related/Fresno Associates LP
RM Tax Credit Partners, L.P.

                                   SCHEDULE C
                                   ----------


Set forth below are the commercial trademarks and service marks relating to the trade name "Capital Solutions."

I.      Trademarks

               "Capital Solutions"



II.     Service Marks

        [insert new logo utilized since January 1, 2002].







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